UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 Material Modification to Rights of Security Holders.

The Offering

On July 17, 2026, Nuburu, Inc. (the “Company”) consummated a best efforts public offering (the “Offering”) of an aggregate of (i) 117,365,368 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of the Company, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 127,007,616 shares of Common Stock (the “Pre-Funded Warrant Shares”), (iii) 733,853 shares of Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”) and (iv) 205,627,016 shares of Common Stock (the “Registered Conversion Shares”) issuable upon conversion of the Series B Preferred Stock. Each Share or Pre-Funded Warrant was sold together with a 0.003003 share of Series B Preferred Stock. The combined offering price for each Share and accompanying 0.003003 share of Series B Preferred Stock was $0.1555, and the combined offering price for each Pre-Funded Warrant and accompanying 0.003003 share of Series B Preferred Stock was $0.1554. Each share of Series B Preferred Stock is convertible into shares of Common Stock (the “Conversion Shares”) in accordance with the Certificate of Designations of the Series B Preferred Stock, which was filed with the Secretary of State of the State of Delaware on July 16, 2026 (the “Certificate of Designations”).

The net proceeds of the Offering, after deducting the fees and expenses of the Placement Agent (as defined below), described in more detail below, and other offering expenses payable by the Company, are expected to be approximately $35.6 million. The Company intends to use the net proceeds from this Offering (i) to satisfy the financial-assurance requirements associated with the Italian Government Golden Power review and position the Company to complete its previously announced proposed acquisition of a 70% controlling interest in Tekne S.p.A. (“Tekne”), subject to Golden Power clearance and the other closing conditions; (ii) to redeem the approximately $15.5 million remaining principal amount of the outstanding December 2025 debenture, which matures in December 2026, and pay $1.25 million of convertible notes issued in connection with the acquisition of Lyocon S.r.l.; (iii) to eliminate the recurring monthly amortization and related equity-line share-issuance pressure associated with the outstanding debenture and halt use of the Company's equity line for at least 90 days, subject to the terms and exceptions in the definitive offering agreements; and (iv) to support acquisition, working-capital and near-term execution requirements for the Company's integrated Defense & Security platform.

The Purchase Agreement

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and retail investors (the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed not to issue, offer, sell, grant or dispose of (or announce any issuance, offer, sale, grant or other disposition of) any shares of Common Stock or file any new registration statement, subject to certain exceptions, until the 90th day after the later of (i) the date on which an amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of the State of Delaware and becomes effective that increases the number of authorized shares of Common Stock following receipt of stockholder approval thereof and a registration statement filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), covering all shares issuable pursuant to the Pre-Funded Warrants and Series B Preferred Stock, has been declared effective by the Securities and Exchange Commission (the “SEC”), and is effective and available for the issuance or resale of all such shares and (ii) such date that the Series B Preferred Stock may be converted by the purchasers pursuant to Section 4(a)(i) of the Certification of Designations. The Company agreed not to enter into or agree to enter into a Variable Rate Transaction (as defined in the Purchase Agreement) until up to six months from the date of the Purchase Agreement, subject to certain exceptions. Additionally, in connection with the Offering, each of the officers and directors of the Company and holders of 10% or more of the Company’s outstanding shares of Common Stock entered into lock-up agreements, pursuant to which they agreed not to sell or transfer any of the Company securities they hold, subject to certain exceptions, during the 60 days following the closing of the Offering.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the purchasers, including for liabilities arising under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Pre-Funded Warrants

The Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately, expire when exercised in full, and may be exercised by cashless exercise. Subject to the beneficial ownership limitations set forth in the Pre-Funded Warrants, a holder is entitled to vote on an as-exercised basis at any meeting of the stockholders of the Company while the Pre-Funded Warrant (or any portion thereof) remains outstanding. A holder will be entitled to vote, together with the holders of Common Stock as a single class, the number of votes equal to the number of Pre-Funded Warrant Shares the holder would be entitled to receive upon valid exercise of the Pre-Funded Warrant as of the record date. A holder will not have the right to exercise any portion of the Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants.

The Certificate of Designations and Terms of the Series B Preferred Stock

Ranking. The Series B Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks junior to the Company’s Series A Preferred Stock and any other senior preferred stock, on parity with any parity stock and senior to junior stock of the Company, unless at least a majority of the outstanding shares of Series B Preferred Stock consent to the creation of other capital stock of the Company hereafter that is senior or equal in rank to the Series B Preferred Stock.

Voluntary or Mandatory Conversion; Mandatory Conversion Payment. Pursuant to the Certificate of Designations, beginning on the 45th day after the date of issuance of shares of Series B Preferred Stock, each share of Series B Preferred Stock will be convertible into shares of Common Stock determined by dividing the stated value of $100 per share of Series B Preferred Stock (subject to certain adjustments as set forth in the Certificate of Designations) by the lower of the two closing bid prices of the Common Stock in the two days prior to the date of such conversion. Beginning on the 45th day after the date of issuance of shares of Series B Preferred Stock, the Company has the option to require a holder to convert such holder’s shares of Series B Preferred Stock and, at the time of any mandatory conversion at the Company’s election or voluntary conversion, pay the Company a mandatory conversion payment in an amount equal to the number of Conversion Shares being issued multiplied by the per unit subscription amount if the following conditions are met: (i) registration statements covering all securities issued or issuable pursuant to the Purchase Agreement, including all Pre-Funded Warrant Shares and Conversion Shares, are effective and available for the resale of all of such shares, (ii) there are available a sufficient number of authorized and unissued shares of Common Stock necessary for issuance upon conversion of all outstanding shares of Series B Preferred Stock or exercise of Pre-Funded Warrants, (iii) the Company is not in violation of any rules or requirements of the trading market on which the Common Stock is listed and has no knowledge of any facts or circumstances that could reasonably lead to suspension of the Common Stock by the trading market in the foreseeable future, and (iv) the closing sale price of the Common Stock for each trading day during ten (10) consecutive trading days is 100% above the per unit purchase price of the Common Stock as defined in the Purchase Agreement. The Series B Preferred Stock will not be convertible by a holder to the extent that such holder or any of its affiliates would beneficially own in excess of 9.99% of the Common Stock, as such percentage ownership is determined in accordance with the Certificate of Designations.

Voting Rights. Except as provided by law, the holders of Series B Preferred Stock have no voting rights except that approval from a majority of the outstanding shares of Series B Preferred Stock, voting as a single class, is required to (i) alter or change the powers, preferences, or rights of the Series B Preferred Stock so as to affect them adversely, (ii) amend the Company’s Certificate of Incorporation or Bylaws in a manner adverse to the holders of Series B Preferred Stock, (iii) increase or decrease (other than by conversion) the authorized number of Series B Preferred Stock, (iv) during such time as greater than 50% of the shares of Series B Preferred Stock issued on the initial issuance date continue to be held by the initial holder thereof, (A) create or authorize any new class or series of stock senior to or on parity with the Series B Preferred Stock, (B) purchase, repurchase or redeem any shares of junior stock, (C) pay dividends or make distributions on any junior stock, (D) issue additional Series B Preferred Stock (except as contemplated in the Offering), or (v) circumvent the rights of the Series B Preferred Stock.

No Liquidation Rights. Holders of Series B Preferred Stock do not have any right to receive any distribution of assets upon a Liquidation Event (as defined in the Certificate of Designations).

The Placement Agency Agreement and Placement Agent Warrants

Pursuant to a Placement Agency Agreement (the “Placement Agency Agreement”) with Joseph Gunnar & Co., LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent in connection with the Offering a total cash fee equal to six and one-fourth percent (6.25%) of the aggregate gross proceeds raised in the Offering, and (ii) reimbursement for reasonable accountable and out-of-pocket expenses incurred relating to the Offering up to $25,000.

Also pursuant to the Placement Agency Agreement, the Company, in connection with the Offering, agreed to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 7,331,190 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants have an exercise price of $ 0.194375 per share (which represents 125% of the combined public offering price per Share and accompanying 0.003003 share of Series B Preferred Stock), expire on July 15, 2029, and are exercisable beginning six months from the date of issuance.

The Registration Rights Agreement

The Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Series B Preferred Stock, and the Registered Conversion Shares were offered by the Company pursuant to a Registration Statement on Form S-1 (File No. 333-297408) (the “Registration Statement”) filed with the SEC on July 13, 2026, under the Securities Act, and declared effective by the SEC on July 15, 2026. The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers pursuant to which it agreed to file one or more registration statements with the SEC covering the resale of the remaining Conversion Shares by the filing deadline specified therein. The Placement Agent Warrant Shares will also be registered by the Company with the SEC pursuant to a new registration statement.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants, the Certificate of Designations, the Placement Agency Agreement, the Placement Agent Warrants, and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, form of Pre-Funded Warrant, Certificate of Designations, form of Placement Agency Agreement, form of Placement Agent Warrant and form of Registration Rights Agreement, copies of which are filed as exhibits to this Current Report and are incorporated herein by reference.

This Current Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 17, 2026, the Company’s Common Stock traded below $0.10 during the trading day. As a result, on July 17, 2026, the Company received a letter from the NYSE American stating that it had commenced proceedings to delist the Company’s Common Stock from the NYSE American because the Company was not in compliance with Section 1003(f)(v) of the NYSE American Company Guide due to the low selling price of the Company’s Common Stock.

Under NYSE American delisting procedures, the Company has the right to a review of NYSE American’s determination by the Listings Qualifications Panel of the NYSE American. The Company intends to request a review hearing and appeal the decision as well as implement a reverse stock split to regain compliance, for which it has already obtained stockholder approval.

Item 8.01 Other Events.

The Company issued a press release for the closing of the Offering on July 17, 2026, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1

Form of Placement Agency Agreement, between the Registrant and Joseph Gunnar & Co., LLC (filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form S-1 filed on July 13, 2026 (No. 333-297408) and incorporated herein by reference)

3.1*	Certificate of Designations of Series B Preferred Stock of the Company
4.1

Form of Pre-Funded Common Stock Purchase Warrant (filed as Exhibit 4.24 to the Registrant’s Registration Statement on Form S-1 filed on July 13, 2026 (No. 333-297408) and incorporated herein by reference)

4.2	Form of Placement Agent’s Purchase Warrant (filed as Exhibit 4.25 to the Registrant’s Registration Statement on Form S-1 filed on July 13, 2026 (No. 333-297408) and incorporated herein by reference)
10.1**

Form of Securities Purchase Agreement, by and between the Registrant and the purchasers party thereto (filed as Exhibit 10.47 to the Registrant’s Registration Statement on Form S-1 filed on July 13, 2026 (No. 333-297408) and incorporated herein by reference)

10.2

Form of Registration Rights Agreement, by and between the Registrant and the buyers party thereto (filed as Exhibit 10.48 to the Registrant’s Registration Statement on Form S-1 filed on July 13, 2026 (No. 333-297408) and incorporated herein by reference)

99.1*	Press Release, dated as of July 17, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

*	Filed herewith.
**

Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) anticipated net proceeds and use of proceeds from the Offering, (2) the success of the Company’s transformation plan, (3) the ability to regain compliance with NYSE American listing standards; (4) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (5) the inability to access sufficient capital to operate; (6) the inability to realize the anticipated benefits of acquisitions; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) financial market volatility due to geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	July 21, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer